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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 17, 2007


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                      000-24439              33-0803204
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE         (IRS EMPLOYER
        INCORPORATION)                    NUMBER)           IDENTIFICATION NO.)


                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)
[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))
[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On May 16, 2007, Hines Horticulture, Inc. (Nasdaq: HORT) filed a Form 12(b)-25 with the Securities and Exchange Commission (the "SEC") indicating that it would be unable to timely file its Form 10-Q for the period ended March 31, 2007 (the "Form 10-Q"). On May 17, 2007, Hines received a Nasdaq Staff Determination Letter indicating that because it has not filed the Form 10-Q, Hines is not in compliance with the filing requirements for continued listing set forth in Marketplace Rule 4310(c)(14) and that Hines' failure to file the Form 10-Q serves as an additional basis for the delisting of Hines' securities from The Nasdaq Global Market.

As previously announced, Hines received a Staff Determination Letter from NASDAQ on April 18, 2007 due to the delay in the filing of the company's Annual Report on Form 10-K for the year ended December 31, 2006 (the "Form 10-K").

In response to the Staff Determination Letter received on April 18, 2007, Hines requested a hearing before a NASDAQ Listing Qualifications Panel (the "Panel") which had the effect of staying the delisting of the company's securities pending the hearing and a decision by the Panel. The hearing is scheduled for June 7, 2007. There can be no assurance that the Panel will grant Hines' request for continued listing as a result of the hearing.

SECTION 7 - REGULATION FD

ITEM 7.01.  REGULATION FD DISCLOSURE

The Company issued a press release on May 22, 2007 with respect to the matters discussed above, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this item of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

-------------------  -----------------------------------------------------------
Exhibit No.           Description
-------------------  -----------------------------------------------------------
 99.1                 Hines Horticulture, Inc. Press Release issued May 22, 2007

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2007                       HINES HORTICULTURE, INC.

                                         By: /s/ Claudia M. Pieropan
                                             -----------------------------------
                                             Claudia M. Pieropan
                                             Chief Financial Officer, Secretary
                                             and Treasurer
                                             (principal financial and accounting
                                             officer)

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Exhibit Index

-------------------  -----------------------------------------------------------
Exhibit No.           Description
-------------------  -----------------------------------------------------------
 99.1                 Hines Horticulture, Inc. Press Release issued May 22, 2007

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